SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported): July 9, 2004


                                NISOURCE INC.
                                -------------
           (Exact Name of Registrant as Specified in Its Charter)



              Delaware               001-16189             35-2108964
              --------               ---------             ----------
   (State or Other Jurisdiction  (Commission File        (IRS Employer
         of Incorporation)            Number)         Identification No.)


   801 E. 86th Avenue, Merrillville, Indiana                46410
   ---------------------------------------------------------------------
   (Address of Principal Executive Offices)               (Zip Code)


   Registrant's telephone number, including area code     (877) 647-5990
                                                          --------------


   ----------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


   Item 5.        Other Events and Required FD Disclosure.


        NiSource Inc. is furnishing this Report on Form 8-K in connection with the filing by its subsidiary, Northern Indiana Public Service Company, with the Indiana Utility Regulatory Commission on July 9, 2004 of testimony relating to NIPSCO's Dean H. Mitchell Generating Station. This testimony will also be published on NiSource's website (www.nisource.com).

        NiSource does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in NiSource's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

        Exhibit 99.1 Prepared Direct Testimony of Pierre R. H. "Pete" Landrieu on behalf of Northern Indiana Public Service Company.

        Exhibit 99.2 Prepared Direct Testimony of Mark T. Maassel on behalf of Northern Indiana Public Service Company.

        Exhibit 99.3   Prepared Direct Testimony of Arthur E. Smith, Jr.
                       on behalf of Northern Indiana Public Service Company.

        Exhibit 99.4 Prepared Direct Testimony of Frank A. Venhuizen on behalf of Northern Indiana Public Service Company.

        Exhibit 99.5 Prepared Direct Testimony of Jerome B. Weeden on behalf of Northern Indiana Public Service Company.


                                  SIGNATURE

             Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NISOURCE INC.
                                        (Registrant)


   Dated: July 12, 2004                 By: /s/ Gary W. Pottorff
                                            --------------------------
                                            Name:  Gary W. Pottorff
                                            Title: Secretary


                              Index to Exhibits
                              -----------------


   Exhibit Number           Exhibit Title
   --------------           -------------

        99.1 Prepared Direct Testimony of Pierre R. H. "Pete" Landrieu on behalf of Northern Indiana Public Service Company.

        99.2 Prepared Direct Testimony of Mark T. Maassel on behalf of Northern Indiana Public Service Company.

        99.3 Prepared Direct Testimony of Arthur E. Smith, Jr. on behalf of Northern Indiana Public Service Company.

        99.4 Prepared Direct Testimony of Frank A. Venhuizen on behalf of Northern Indiana Public Service Company.

        99.5 Prepared Direct Testimony of Jerome B. Weeden on behalf of Northern Indiana Public Service Company.